UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

                                  July 01, 2003
                        (Date of earliest event reported)

                             INSTAPAY SYSTEMS, INC.
                     (Name of Small Business in its Charter)


         UTAH              Commission File No. 0-17462         87-0404991
(State of incorporation)                                (I.R.S. Employer Number)

                      2869 India St., San Diego, CA. 92103
                    (Address of Principal Executive Officers)

     Registrant's telephone number (818) 991 4259; Fax number (818) 991 6129

ITEM 5. Other Events and Regulation FD Disclosure

Four current directors and one former director have voluntarily returned a total of 3,344,000 shares for cancellation without compensation, in order to improve the company's capital structure by reducing the total number of shares outstanding. The cancellation was announced in the press earlier this month.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits.

        99.1 Press release of July 1, 2003

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 16, 2003                                        INSTAPAY SYSTEMS, INC.
                                                     (Registrant)

By:      /a/ Harry Hargens                           /a/ Aubrye A. Harris
         -----------------                           --------------------
             Harry Hargens                               Aubrye A. Harris
             President/CEO/Director                      Director

         /a/ Frank De Santis                         /a/ Song Liping
         -------------------                         ---------------
             Frank De Santis                             Song Liping
             Director                                    Director

         /a/ R. B. Harris
         ----------------
             R.B.Harris
             Director